                                                                   EXHIBIT 23.3

                             SAHARA NETWORKS, INC.

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 11, 1997, in the Registration Statement (Form S-4) and related Joint Proxy Statement/Prospectus of Ascend
Communications, Inc. for the merger with Cascade Communications Corp.

                                                          /s/ Ernst & Young LLP
                                                          ---------------------
                                                              ERNST & YOUNG LLP

Hartford, Connecticut

April 21, 1997